Tax Status	12 Months Ended
Dec. 31, 2025
EBP 061
EBP, Tax Status [Line Items]
Tax Status	Tax Status
The Plan is qualified under Section 1081.01 of the 2011 PR Code and with Section 401(a) of the U.S. Code, and has received a favorable determination letter from the Puerto Rico Department of Treasury (the "PR Treasury") dated November 12, 2015, and from the U.S. Internal Revenue Service dated October 6, 2015, as to its qualified status under the 2011 PR Code and the U.S. Code, respectively. The Trust associated with the Plan is intended to be exempt from Puerto Rico income taxation pursuant to the provisions of Section 1081.01(a) of the 2011 PR Code. The Plan's Master Trust is to be considered as an organization as described in Section 401(a) and exempt under Section 501(a) of the U.S. Code. The Plan has been amended since receiving the determination letters. However, the Sponsor believes that the Plan is designed and currently operates in compliance with the 2011 PR Code and U.S. Code. Accordingly, no provision for income taxes has been made. Finally, the Trust has complied with the requirements established by Section 1022(i)(1) of ERISA.

Accounting principles generally accepted in the United States of America require Plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the PR Treasury pursuant to the provisions of the 2011 PR Code. The Companies have analyzed the tax positions taken by the Plan and have concluded that, as of December 31, 2025 and 2024, there are no uncertain tax positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions. The Plan administrator believes the Plan is no longer subject to income tax examinations for years prior to 2021.